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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): March 21, 2001
                                (March 14, 2001)


                            BHC COMMUNICATIONS, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)




          DELAWARE                        1 -10342                59-2104168
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(State or other jurisdiction of         (Commission             (IRS Employer
        incorporation)                  File Number)         Identification No.)


                   767 FIFTH AVENUE, NEW YORK, NEW YORK 10153
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               (Address of principal executive offices) (Zip Code)
       Registrant's telephone number, including area code: (212) 421-0200

                                       N/A
         (Former name or former address, if changed since last report.)









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ITEM 5. OTHER EVENTS.

1. Reference is made to the joint press release dated March 21, 2001, incorporated herein by reference and included as an exhibit hereto.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (c) Exhibit.

             99.1       Joint Press Release issued by
                        The News Corporation Limited, Chris-
                        Craft Industries, Inc., BHC Communications, Inc. and United Television, Inc. on March 21, 2001.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly SIGNATURES caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                BHC COMMUNICATIONS, INC.



Date: March 21, 2001            By:      /s/ Brian C. Kelly
                                         ---------------------------------------
                                         Name:    Brian C. Kelly
                                         Title:   Senior Vice President and
                                                  General Counsel
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                                  EXHIBIT INDEX




Exhibit No.   Exhibit

99.1 Joint Press Release issued by The News Corporation Limited, Chris-Craft Industries, Inc., BHC Communications, Inc. and United Television, Inc. on March 21, 2001.